American Beacon Balanced Fund
American Beacon Large Cap Value Fund
American Beacon Mid-Cap Value Fund
American Beacon Small Cap Value Fund
American Beacon Small Cap Value II Fund
American Beacon International Equity Fund
American Beacon Emerging Markets Fund
American Beacon High Yield Bond Fund
American Beacon Retirement Income and Appreciation Fund
American Beacon Intermediate Bond Fund
American Beacon Short-Term Bond Fund

Supplement dated December 18, 2013
to the
Statement of Additional Information dated February 28, 2013

The information below supplements the Statement of Additional Information dated February 28, 2013 and is in addition to any other supplement(s):

In the “Management, Administrative and Distribution Services” section, the second paragraph following the fee charts is deleted and replaced with the following:

The Manager also may receive up to 25% of the net monthly income generated from the Funds securities lending activities as compensation for administrative and oversight functions with respect to securities lending of the Funds. Currently, the Manager receives 10% of such income. Fees received by the Manager from securities lending for the fiscal years ended October 31 were  as follows: 2010, $263,006, 2011, $375,947, and 2012, $503,001. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE